UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:  January 26, 2010
 (Date of earliest event reported) January 26, 2010

FRANKLIN FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its new charter)

Pennsylvania	0-12126	25-1440803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Indent. No.)

20 South Main Street, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code	(717) 264-6116

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The news release of Franklin Financial Services Corporation, dated January 26, 2010 and attached as Exhibit 99.1, announces its earnings for the three and twelve months ended December 31, 2009 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed herewith:

Number                              Description

    99 ..1                         Press Release, dated January 26, 2010 of Franklin Financial Services Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

Dated: January 26, 2010	By:	/s/ William E. Snell, Jr.
William E. Snell, Jr., President and Chief Executive Officer